UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022

POTNETWORK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-55969	46-5470832
(State of Incorporation)	(Commission File Number)	IRS Employer ID No.

3531 Griffin Road Ft. Lauderdale, Florida 33312 (Address of Principal Executive Offices)

(800) 433-0127 (Registrant’s Telephone Number including Area Code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, and as filed on forms 8-K on May 26, 2022 and DEF 14C on May 25, 2022, on June 20, 2022 the Registrant filed an amendment to its Articles of Incorporation in its State of domicile, Colorado, to change its name, effective immediately, to “Diamond Wellness Holdings, Inc.” (the “Amendment”)

The Amendment was previously approved on February 22, 2022 by the written consent of the holders of a majority of the voting power of the outstanding shares of the Registrant’s preferred and common stock, and by the Registrant’s board of directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits:

5.1	Information Statement*

*As previously filed on Form DEF 14C on May 25, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PotNetwork Holdings, Inc. (the “Registrant”)
a Colorado corporation

DATE: June 20, 2022	/s/ Sohail Quraeshi
Name: Sohail Quraeshi
Title: Chief Executive Officer

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